UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                   Form 8-K


                                CURRENT REPORT

                      PURSUANT TO SECTION 13 OR 15(d) OF
                     THE SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of earliest event reported): August 21, 2003



                                  VPGI CORP.
            ------------------------------------------------------
            (Exact name of Registrant as specified in its charter)



             Texas                    000-13225               75-1975147
 (State or other jurisdiction   (Commission File Number)     (IRS Employer
       of incorporation)                                  Identification No.)


     17300 North Dallas Parkway, Suite 2050,                     75248
                  Dallas, Texas                                (Zip Code)
     (Address of principal executive offices)

                                (972) 233-0900
             (Registrant's telephone number, including area code)

                       uniView Technologies Corporation
        (Former name or former address, if changed since last report.)

 ITEM 4.   CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

      The client-auditor relationship between the Registrant and Grant Thornton LLP ended, with the approval of Registrant's audit committee, as of August 21, 2003. Grant Thornton declined to stand for reelection.

      During the Registrant's two most recent fiscal years and the subsequent interim period preceding termination of the relationship, there were no disagreements with the former accountant on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure. Although unrelated to the change, the former accountant's report on Registrant's financial statements for the immediate past fiscal year contained an opinion that was qualified concerning the Registrant's ability to continue as a going concern. The former accountant has been provided with a copy of the foregoing disclosures and has been requested to furnish the Registrant with a letter addressed to the Commission stating whether it agrees with the above statements and, if not, stating the respects in which it does not agree. The former accountant's letter is filed as Exhibit 16 to this Form 8-K Report.

      A new independent accountant, Cheshier & Fuller, L.L.P., was engaged as of August 21, 2003 as the principal accountant to audit the Registrant's financial statements beginning with fiscal year ended June 30, 2003.


 ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

      (a)  Financial statements:    None.

      (b) Exhibits: Reference is made to the Exhibit Index at the end of this Form 8-K report for a list of all exhibits filed with and incorporated by reference in this report.



                                  SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               VPGI Corp.
                               (Registrant)

                               By:  /s/ Patrick A. Custer
                                    ---------------------
                                    Patrick A. Custer
                                    Chief Executive Officer
                                    and Principal Financial Officer


 Date:     August 25, 2003

                                  VPGI CORP.
                               and Subsidiaries

                                EXHIBIT INDEX

 Exhibit                                                           Sequential
 Number                     Description of Exhibits               Page Number
 -------                    -----------------------               -----------
 4.1     Form of common stock Certificate of the Company (filed as
         Exhibit "4.2" to the Company's annual report on Form 10-K
         for the fiscal year ended June 30, 1994 and incorporated
         herein by reference.)                                          N/A

 4.2     uniView Technologies Corporation 1999 Equity Incentive
         Plan (filed as Exhibit "4.4" to the Company's Registration Statement on Form S-8 filed with the Commission on July 12,
         2000 and incorporated herein by reference.)                    N/A

 4.3     Series A Preferred Stock terms and conditions (filed as
         Exhibit "4.3" to the Company's annual report on Form 10-K
         for the fiscal year ended June 30, 1994 and incorporated
         herein by reference.)                                          N/A

 4.4     Series H Preferred Stock terms and conditions (filed as
         Exhibit "4.4" to the Company's Registration Statement on
         Form S-3 originally filed with the Commission on June 20,
         1996 and incorporated herein by reference.)                    N/A

 4.5     Series 2002-G Preferred Stock terms and conditions (filed
         as Exhibit "4.1" to the Company's Current Report on Form
         8-K dated as of March 5, 2002 and incorporated herein by
         reference.)                                                    N/A

 4.6     Form of warrant issued in connection with private placement to Bonanza Partners, Ltd. (filed as Exhibit "4.11" to the Company's Quarterly Report on Form 10-Q for the fiscal quarter ended December 31, 1999 and incorporated herein by
         reference.)                                                    N/A

 4.7     Form of warrant issued in connection with private placement to LBI Group, Inc. (filed as Exhibit "4.5" to the Company's Registration Statement on Form S-3 filed with the Commission
         on May 19, 2000 and incorporated herein by reference.)         N/A

 4.8     Form of warrant issued in connection with private placement to Founders Partners VI, LLC (filed as Exhibit "4.5" to the Company's Registration Statement on Form S-3 filed with the Commission on October 10, 2000 and incorporated herein by
         reference.)                                                    N/A

 4.9     Form of warrant issued to Sagemark Capital, L.P. in
         connection with a loan to the Company (filed as Exhibit
         "4.11" to the Company's Quarterly Report on Form 10-Q for
         the fiscal quarter ended December 31, 2000 and incorporated
         herein by reference.)                                          N/A

 4.10    Form of warrant issued to Highland Holdings for a finder's fee in connection with the Sagemark loan to the Company
         (filed as Exhibit "4.12" to the Company's Quarterly Report on Form 10-Q/A for the fiscal quarter ended September 30,
         2001 and incorporated herein by reference.)                    N/A

 4.11    Form of warrant issued to Massive Capital, LLC for a
         finder's fee in connection with the sale of the Curtis
         Mathes trademark (filed as Exhibit "4.13" to the Company's Quarterly Report on Form 10-Q/A for the fiscal quarter ended
         September 30, 2001 and incorporated herein by reference.)      N/A

 4.12 Securities Purchase Agreement dated March 5, 2002 between registrant and Brown Simpson Partners I, Ltd. relating to the redemption of registrant's Series 1999-D1 Convertible Preferred Stock with Series 2002-G Convertible Preferred
         Stock (filed as Exhibit "99.2" to the Company's Current
         Report on Form 8-K dated as of March 5, 2002 and
         incorporated herein by reference.)                             N/A

 4.13 Registration Rights Agreement dated March 5, 2002 between registrant and Brown Simpson Partners I, Ltd. relating to the registration of the shares of common stock underlying registrant's Series 2002-G Convertible Preferred Stock
         (filed as Exhibit "99.3" to the Company's Current Report on
         Form 8-K dated as of March 5, 2002 and incorporated herein
         by reference.)                                                 N/A

 4.14 Settlement and Mutual Release Agreement dated March 5, 2002 between registrant and Brown Simpson Partners I, Ltd.
         relating to the redemption of registrant's Series 1999-D1 Convertible Preferred Stock with Series 2002-G Convertible Preferred Stock (filed as Exhibit "99.4" to the Company's
         Current Report on Form 8-K dated as of March 5, 2002 and
         incorporated herein by reference.)                             N/A

 4.15    Form of warrant issued to Setfield Limited for services
         rendered (filed as Exhibit "4.18" to the Company's annual
         report on Form 10-K for the fiscal year ended June 30, 2002
         and incorporated herein by reference.)                         N/A

 4.16    Form of warrant issued to Gemini Growth Fund, L.P. in
         connection with a loan to the Company (filed as Exhibit
         "4.19" to the Company's annual report on Form 10-K for the fiscal year ended June 30, 2002 and incorporated herein by
         reference.)                                                    N/A

 4.17 Series 2002-K Preferred Stock terms and conditions (filed as Exhibit "4.20" to the Company's annual report on Form 10-K for the fiscal year ended June 30, 2002 and incorporated
         herein by reference.)                                          N/A

 4.18 Form of warrant issued to Associates Funding Group, Inc. in connection with sale of nine subsidiaries (filed as Exhibit
         "4.18" to the Company's Quarterly Report on Form 10-Q for
         the fiscal quarter ended March 31, 2003, filed on May 20,
         2003 and incorporated herein by reference.)                    N/A

 4.19    Form of warrant issued to Akin, Gump, Strauss, Hauer & Feld,
         LLP. in connection with legal services rendered to the
         Company (filed as Exhibit "4.19" to the Company's Quarterly
         Report on Form 10-Q for the fiscal quarter ended March 31,
         2003, filed on May 20, 2003 and incorporated herein by
         reference.)                                                    N/A

 4.20 Amended and Restated Articles of Incorporation of VPGI Corp. (filed as Exhibit "A" to the Company's Definitive Proxy
         Statement, filed on June 19, 2003 and incorporated herein
         by reference.)                                                 N/A

 16*     Letter from Grant Thornton LLP to the Securities and
         Exchange Commission.                                            6
 _______________
 *  Filed herewith.